Morgan Stanley American Opportunities Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


Security  Date     Price   Shares %of       Total        Purcha Broker
          of       Of      Purcha Assets    Issued       sed
          Purcha   Shares  sed                           By
          se                                             Fund

Weight    09/17/   $42.00  100,00 0.777%    $630,000,00  0.667% Credit
Watchers  02               0                0                   Suisse
                                                                First
                                                                Boston
                                                                ;
                                                                Merril
                                                                l
                                                                Lynch;
                                                                UBS
                                                                Warbur
                                                                g;
                                                                Goldma
                                                                n,
                                                                Sachs;
                                                                JPMorg
                                                                an;
                                                                Salomo
                                                                n
                                                                Smith
                                                                Barney

WellChoic 11/07/   $25.00  117,40 0.060%    $417,369,57  0.703% Credit
e Inc.    02               0                5                   Suisse
                                                                First
                                                                Boston
                                                                ; UBS
                                                                Warbur
                                                                g;
                                                                Bear,
                                                                Stearn
                                                                s;
                                                                Goldma
                                                                n,
                                                                Sachs;
                                                                JPMorg
                                                                an;
                                                                Salomo
                                                                n
                                                                Smith
                                                                Barney
                                                                ;
                                                                Blaylo
                                                                ck &
                                                                Partne
                                                                rs;
                                                                The
                                                                Willia
                                                                ms
                                                                Capita
                                                                l
                                                                Group